                                                                    EXHIBIT 10.4

                                                                [EXECUTION COPY]
                                                                ----------------

                            STOCKHOLDERS AGREEMENT

                                      AND

                            SUBSCRIPTION AGREEMENT



                                     AMONG

                            LESLIE'S POOLMART, INC.

                        GREEN EQUITY INVESTORS II, L.P.

                              RICHARD H. HILLMAN

                              MICHAEL J. FOURTICQ

                                 GREG FOURTICQ

                              BRIAN P. MCDERMOTT

                  THE TRUSTEES OF THE MCDERMOTT FAMILY TRUST

                       OCCIDENTAL PETROLEUM CORPORATION

                                      AND

              THE STOCKHOLDERS IDENTIFIED ON THE SIGNATURE PAGES

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   REPRESENTATIONS AND WARRANTIES..........................................  2
     (a) Company Representations.............................................  2
     (b) Stockholder Representations and Warranties..........................  2

2.   SUBSCRIPTION FOR COMMON STOCK; CALL OPTION..............................  3
     (a) Common Stock Subscription...........................................  3
     (b) Call Option.........................................................  4

3.   COMPLIANCE WITH SECURITIES LAW..........................................  4

4.   TRANSFERS OF SECURITIES.................................................  4
     (a) Prohibition on Transfers............................................  4
     (b) Transfer Procedure; Right of First Refusal..........................  4
     (c) Transfers to Related Transferees....................................  6
     (d) Legend on Certificates..............................................  6
     (e) Transfers in Violation of this Agreement............................  7

5.   COMPANY CALL OPTION.....................................................  7
     (a) Call Purchase Event and Purchase Price..............................  7
     (b) Exercise of Call Option.............................................  8

6.   REGISTRATION RIGHTS.....................................................  8
     (a) Demand Registration Rights..........................................  8
     (b) Piggyback Registration Rights; Cutbacks.............................  9
     (c) Expenses of Registration............................................ 11
     (d) Registration Procedures............................................. 11
     (e) Indemnification..................................................... 14
     (f) Holdback Amount..................................................... 17
     (g) Assignment and Assumption........................................... 17
     (h) Stock Option Plans.................................................. 17

7.   DRAG-ALONG SALES AND TAG-ALONG SALES.................................... 18
     (a) Drag-Along Sales.................................................... 18
     (b) Optional Participation in Sales of Common Stock (Tag-Along Sales)... 19
     (c) Obligations of Drag-Along Sellers................................... 20

8.   TERMINATION AND LAPSE OF RIGHTS AND RESTRICTIONS; APPLICATIONS TO OTHER
     STOCK AND ADJUSTMENTS................................................... 20
     (a) Termination of Provisions........................................... 20
     (b) Application......................................................... 20

9.   ELECTION OF DIRECTORS................................................... 20

10.  CERTAIN ADDITIONAL AGREEMENTS........................................... 21
     (a) Right to Participate in Securities Issuances........................ 21
     (b) Right to Participate in Equity Repurchases.......................... 21
     (c) Affiliate Transactions.............................................. 22
     (d) Change of Control Transactions...................................... 22

                                                                            Page
                                                                            ----
(e)  Information............................................................. 22

11.  NOTICES................................................................. 22

12.  GENERAL................................................................. 23

13.  ADDITIONAL CLASS II STOCKHOLDERS........................................ 24

14.  ARBITRATION............................................................. 25
     (a) Scope............................................................... 25
     (b) Deposition.......................................................... 25
     (c) JAMS................................................................ 25
     (d) Selection of Arbitrator............................................. 25
     (e) Governing Law....................................................... 25
     (f) Procedures.......................................................... 26
     (g) Award............................................................... 26

15.  DEFINITIONS............................................................. 26

ANNEX A COMMON STOCK CAPITAL STRUCTURE.......................................A-1

ANNEX B TERMS OF NQ OPTION PLAN..............................................B-1

ANNEX C TERMS OF INCENTIVE STOCK OPTION PLAN.................................C-1

                            STOCKHOLDERS AGREEMENT

     This Stockholders Agreement (this "AGREEMENT") is entered into as of June ___, 1997, by and among (i) Leslie's Poolmart, Inc., a Delaware corporation (the "COMPANY"), (ii) Green Equity Investors II, L.P., a Delaware limited partnership ("GEI"), (iii) Michael J. Fourticq, Greg Fourticq, Richard H. Hillman, Brian P. McDermott and Manette J. McDermott, T.R.U.A. DTD 3/15/90 The McDermott Family Trust (collectively referred to as the "HPA GROUP") and (iv) Occidental Petroleum Corporation, a Delaware corporation ("OCCIDENTAL," and together with GEI and the HPA Group, the "CLASS I STOCKHOLDERS") and the individual stockholders named on the signature pages hereto (the "CLASS II STOCKHOLDERS").

     WHEREAS, on the date hereof the Company has consummated a merger (the "MERGER") with Poolmart USA Inc., a Delaware corporation ("POOLMART"), pursuant to which certain of the outstanding shares of common stock of the Company, $.001 par value per share (which authorized class of stock is hereinafter called "COMMON STOCK"), remained outstanding and the shares of capital stock of Poolmart were converted into capital stock of the Company; and

     WHEREAS, concurrently with the Merger, GEI acquired 1,055,172 shares of Common Stock, the HPA Group collectively retained 359,505 shares of Common Stock, Occidental acquired 28,000 shares of Exchangeable Cumulative Redeemable Preferred Stock, Series A of the Company (the "PREFERRED STOCK") and warrants (the "WARRANTS") to purchase 252,996 shares of Common Stock, subject to adjustment (the "WARRANT SHARES"), certain of the Class II Stockholders are subscribing for Common Stock and certain of the Class II Stockholders will acquire certain nonqualified options and incentive stock options, as described on Annex B and Annex C, respectively (collectively, the "OPTIONS" and the Common Stock issuable upon exercise thereof, the "OPTION SHARES"); and

     WHEREAS, the Company and the Class I and Class II Stockholders (collectively, the "STOCKHOLDERS") desire to enter into certain agreements concerning their holdings of Common Stock, Warrants, Warrant Shares, Options and Option Shares (collectively, together with such additional shares of Common Stock, Options or securities exercisable for or convertible into Common Stock as they may hereafter acquire, the "SECURITIES");

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Representations and Warranties.
          ------------------------------

          (a)  Company Representations.  The Company hereby represents and
               -----------------------
warrants to the Class I and Class II Stockholders as follows:

               (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to carry on its business as and where it is now being conducted. The Company has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

               (ii) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate or conflict with (A) any provision of the Certificate of Incorporation or Bylaws of the Company, or (B) any agreement, indenture, undertaking, permit, license or other instrument to which the Company is a party or by which it or any of its properties may be bound or affected, other than such violations and conflicts which are not reasonably likely to (1) prevent or materially delay consummation of the transactions contemplated by this Agreement or (2) prevent the Company from performing its obligations under this Agreement.

               (iii) The Company has no outstanding capital stock or securities convertible into or exchangeable or exercisable for any shares of its capital stock, nor any outstanding rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of any shares of its capital stock or any securities convertible into or exchangeable or exercisable for any shares of its capital stock, other than the Preferred Stock and the Securities.

          (b)  Stockholder Representations and Warranties.
               ------------------------------------------

               (i) Each Stockholder hereby severally and not jointly represents and warrants that if it is an entity, it is a corporation, limited partnership, trust or other entity duly organized and validly existing under the laws of its state of organization.

               (ii) Each Stockholder hereby severally and not jointly represents and warrants that it has full power and authority and, in the case of an individual, legal and fiduciary capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

               (iii) Each of the Class II Stockholders hereby severally and not jointly represents and warrants that (A) as a result of his relationship with the Company and experience in financial matters, is able to evaluate the acquisition of Common Stock and

     Options, the business and proposed capital structure of the Company and the risks inherent therein; (B) has been given the opportunity to obtain any additional information or documents, and to ask questions and receive answers, from the officers and representatives of the Company to the extent necessary to evaluate the risks and merits of an investment in the Company;
     (C) has determined that the acquisition of Common Stock and Options is consistent both in nature and amount, with his overall investment program and financial condition, and that his financial condition is such that he can afford to bear the economic risk of holding unregistered Securities for which there is no market and acknowledges that he may suffer a complete loss of such investment.

               (iv) Each of GEI, the HPA Group and each Class II Stockholder hereby severally and not jointly represents and warrants that (A) the Securities acquired by GEI, the HPA Group and each Class II Stockholder are being acquired for such Stockholder's own account for investment, without any present intention of selling or further distributing the same, (B) such Stockholder acknowledges that the no liquid trading market currently exists or is expected to exist in the foreseeable future and as a result, such Stockholder may be unable to sell any of the Securities for an indefinite period of time and (C) such Stockholder acknowledges that the Company has no obligation, except as set forth in Section 6 hereof, to register any of the Securities.

               (v) Each member of the HPA Group represents and warrants that he or it is an accredited investor within the meaning of Regulation D under the Act.

Each Stockholder acknowledges that the Company is relying upon the truth and accuracy of the above representations to a material degree in effectuating the transactions contemplated hereby.

     2.   Subscription for Common Stock; Call Option.
          ------------------------------------------

          (a)  Common Stock Subscription(a).Common Stock Subscription.  Each
               ------------------------------------------------------
Class II Stockholder reflected as a purchaser of Common Stock on the signature pages hereto (a "PURCHASER") severally agrees to purchase, and the Company agrees to sell to such Purchaser, the number of shares of Common Stock set forth opposite his or her name on Annex A hereto, at the purchase price of $14.50 per
                                                                  -------------
share (collectively, the "Subscription Stock").  Each Purchaser severally agrees
-----
to make payment for the Subscription Stock by delivery to the Company of a certified check or wire transfer in the amount of the purchase price therefore.

          (b)  Call Option.  Each Class II Stockholder severally agrees that the
               -----------
Company and certain other Stockholders shall have a call ("Call Option") in respect of the Subscription Stock, as well as in respect of the Non-Qualified Options described on Annex B hereto (the "NQ OPTIONS") and shares issued upon the exercise thereof (collectively, "Callable Securities"). As to each holder of Callable Securities, the Call Option shall apply only to (i) two-thirds of all of such holder's Callable Securities if the Call Option is exercised before the first anniversary of the date hereof, and (ii) one-third of the holder's Callable Securities of each category if the Call Option is exercised on or after the first anniversary of the date hereof but before the second anniversary of the date hereof. Except as expressly provided in this Section 2(b), the Call Option shall not otherwise apply to Subscription Stock, NQ Options or shares issued upon the exercise thereof. Subscription Stock, NQ Options and shares issuable upon the exercise thereof that are Callable Securities are respectively hereinafter referred to as "Call Option Stock," "Call NQ Options" and "Call Option Shares."

     3.   Notice of Transfer; Compliance with Securities Law. In addition to the
          --------------------------------------------------
other applicable restrictions provided in this Agreement, each Stockholder (other than Occidental) agrees that prior to effecting any Transfer of any Securities (other than a Transfer to the Company) such Stockholder will give not less than 15 days' advance written notice to the Company describing the manner of such proposed Transfer. Each Stockholder further agrees that he or it will not effect such proposed Transfer until either (A) such Stockholder has provided to the Company, if so requested by the Company, an opinion of counsel reasonably satisfactory in form and substance to the Company that such proposed Transfer is exempt from registration under the Act and any applicable state securities laws, or (B) a registration statement under the Act covering such proposed Transfer has been filed by the Company and become effective under the Act and compliance with applicable state securities laws has been effected and in each case other than in respect of the Warrants or the Warrant Shares, the Company's independent public accountants have advised the Company that it is not reasonably likely that such Transfer will necessitate a new basis for accounting for the Company. Each Stockholder also agrees that he or it will not Transfer any Securities except in compliance with the registration requirements of the Act (or an exemption therefrom), and the relevant state securities laws applicable to the Stockholder's actions.

     4.   Transfers of Securities.
          -----------------------

          (a)  Prohibition on Transfers.  Each of the members of the HPA Group
               ------------------------
and each of the Class II Stockholders hereby agrees that such Stockholder will not Transfer any Securities (or any interest therein) now or hereafter at any time owned by such Stockholder, except for Transfers permitted pursuant to this
Section 4, Section 5 or Section 7 of this Agreement (each such Transfer being a "PERMITTED TRANSFER").

          (b)  Transfer Procedure; Right of First Refusal.   If any member of
               ------------------------------------------
the HPA Group or any of the Class II Stockholders shall have received a bona fide arm's-length written offer (a "BONA FIDE OFFER") which such Stockholder desires to accept from an independent party unrelated to such Stockholder (the "OUTSIDE PARTY") for the purchase of Securities for consideration consisting entirely of cash (it being understood that no sale for any other consideration would be a Permitted Transfer), then such Stockholder shall give a notice in writing (the "OPTION NOTICE") to each Class I Stockholder and the Company setting forth such desire, which notice shall set forth at least the name and address of the Outside Party and the price and terms of the Bona Fide Offer and be accompanied by a copy of the Bona Fide Offer. Upon the giving of such Option Notice, the Company, and to the extent the Company elects not to do so, the respective Stockholders set forth in the following sentence (each an "ELECTING STOCKHOLDER") shall have an option to purchase all, but not less than all, of the Securities specified in the Option Notice, such option to be exercised within 30 days after the giving of such Option Notice by giving a counter-notice (the "ELECTION NOTICE") to the Stockholder. If the Stockholder sending an Option Notice is (i) a Class II Stockholder, then GEI, Occidental and the HPA Group shall be entitled to be Electing Stockholders; or (ii) a member of the HPA
Group, then GEI, Occidental and the other members of the HPA Group shall be entitled to be Electing Stockholders. Where more than one Electing Stockholder desires to participate in a purchase pursuant to an Option Notice, such Stockholders shall participate, pro rata based upon their respective Equity
                                --- ----
Ownership (but in the case of Occidental, Fully Diluted Ownership) in the Company, with the portion attributable to Stockholders declining to be Electing Stockholders being redistributed to the remaining Stockholders pro rata based
                                                               --- ----
upon their respective Equity Ownership in the Company (but in the case of Occidental, Fully Diluted Ownership), it being understood that the Company may elect to purchase up to all of the Securities and any remainder shall be prorated as aforesaid. The Company and, if applicable, the Electing Stockholders shall be severally obligated to purchase, and the Stockholder shall be obligated to sell, the Securities covered by such Election Notice at the cash price and terms indicated in the Bona Fide Offer, provided that the closing of the purchase by the Electing Stockholder shall be held on a business day within 30 days after the giving of the Election Notice at 10:30 a.m., California time, at the principal executive office of the Company, or at such other time and place as may be mutually agreed to by the Stockholder, the Company and, if applicable, the Electing Stockholders. If an Election Notice is not timely given by the Company and/or one or more Electing Stockholders within the period specified above after an Option Notice has been given, the Stockholder thereafter, at any time within a period of four months from the giving of such Option Notice, may Transfer all (but not less than all) of the Securities covered by such Option Notice to the Outside Party at the cash price and terms contained in the Bona Fide Offer; provided, however, that such Outside Party and such Securities
            --------  -------
shall thereafter be subject to and bound by all of the provisions of this Agreement as if such party were a Class II Stockholder except as otherwise provided in Section 6(g) and, as a condition precedent to the completion of such Transfer of Securities to such Outside Party, shall execute and deliver to the Company a written consent to such effect in form and substance satisfactory to the Company; and provided, further, however, that to the extent that the Stockholder has not so Transferred such Securities to the Outside Party within such four-month period, then such Securities thereafter shall continue to be subject to all of the restrictions contained in this Agreement. Any election in any instance by the Company or any Stockholder entitled to be Electing Stockholders not to exercise its rights under this clause (b) shall not constitute a waiver of such rights with respect to any other actual or proposed Transfer of Securities.

          (c)  Transfers to Related Transferees.  Notwithstanding anything to
               --------------------------------
the contrary contained in clauses (a) and (b) of this Section 4, each member of the HPA Group and Class II Stockholder may Transfer Securities to a Related Transferee provided that such Related Transferee shall first (i) execute a
           --------
written consent in form and substance satisfactory to the Company to be bound by all of the applicable provisions of this Agreement, and (ii) give a duplicate original of such consent to the Company. In the event of any Transfer by a member of the HPA Group or any Class II Stockholder to a Related Transferee of all or any part of his or its Securities (or in the event of any subsequent Transfer by any such Related Transferee to another Related Transferee of the Stockholder), such Related Transferee shall receive and hold such Securities subject to the terms of this Agreement and the rights and obligations hereunder of a Stockholder as though such Securities were still owned by the transferor Stockholder, and such Related Transferee shall be deemed to be such transferor Stockholder for the purposes of this Agreement. If the Related Transferee acquired Securities from a Stockholder, such Related

Transferee shall be entitled to participate, collectively with the Stockholders of the same group, in the registration rights provided for in Section 6 hereof. There shall be no further Transfer of such Securities by a Related Transferee except between and among such Related Transferee, the original Stockholder and other Related Transferees, or except as otherwise permitted by this Agreement.

          (d)  Legend on Certificates.  Each certificate of the Company issued
               ----------------------
to represent any of the Securities shall bear the following (or substantially equivalent) legends on the face or reverse side thereof, to the extent applicable:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE APPLICABLE PROVISIONS OF THE STOCKHOLDERS AGREEMENT DATED AS OF JUNE 11, 1997, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE COMPANY.

Any stock certificate issued at any time in exchange or substitution for any certificate bearing such legends (except a new certificate issued upon the completion of a public offering) shall also bear such (or substantially equivalent) legends, unless the Security represented by such certificate is no longer subject to the provisions of this Agreement and, in the opinion of counsel for the Company, the Security represented thereby need no longer be subject to restrictions pursuant to the Act or applicable state securities law.

          (e)  Transfers in Violation of this Agreement.  The Company shall not
               ----------------------------------------
be required to record on its books and records, or otherwise to recognize or facilitate, any Transfer of Securities in violation of this Agreement, nor shall the Company be required to issue any certificate for Securities Transferred in violation of this Agreement.

     5.   Company "Call" Option.
          ---------------------

          (a)  Call Purchase Event and Purchase Price.   Upon the termination
               --------------------------------------
of a Class II Stockholder's employment with the Company or its subsidiaries for any reason (including, without limitation, the voluntary termination, dismissal, involuntary termination, Retirement, death or Permanent Disability of the Stockholder) (a "CALL PURCHASE EVENT"), the Company, and to the extent the Company elects not to do so and, in the case of the NQ Options, such purchase may otherwise be made pursuant to the NQ Option Plan, GEI, Michael J. Fourticq and Brian P. McDermott (or any Related Transferee of the latter) (collectively the "PURCHASING GROUP") may, collectively and pro rata based upon their
                                              --- ----
respective Equity Ownership in the Company, exercise the Call Option by written notice (a "PURCHASE NOTICE") delivered to the Class II Stockholder within 90 days after such Call Purchase Event, elect to purchase, and, upon the giving of such notice, the Company, and if applicable, the Purchasing Group shall be severally obligated to purchase and the Class II Stockholder (and the Related Transferees, if any, of the Class II Stockholder) (in each case, the "SELLER") shall be obligated to sell all, or any lesser portion indicated in the Purchase Notice, of the Callable Securities owned at the time of the Call Purchase Event by the Seller, for consideration calculated as to each share of Call Option Stock and each Call Option Share or Call NQ Option, as the case may be, as follows:

               (i) in the case of voluntary termination by a Class II Stockholder holding Call NQ Options, an amount equal to the difference between the cash consideration per share paid in the Merger and the exercise price of the Call NQ Option; or

               (ii) in the case of any other termination (including without limitation dismissal, involuntary termination, death, Retirement or Permanent Disability ("OTHER TERMINATION"), of a Class II Stockholder holding Call NQ Options, the difference between the higher of (A) the cash consideration per share paid in the Merger and (B) the Fair Market Value of the underlying shares on the date of the Call Purchase Event, and the exercise price of the Call NQ Option; or

               (iii) in the case of voluntary termination by a Class II Stockholder holding Call Option Stock, the purchase price therefor; or

               (iv) in the case of Other Termination of a Class II Stockholder holding Call Option Stock, the higher of the Fair Market Value thereof on the date of the Call Purchase Event and the purchase price paid by the holder therefor; or

               (v) in the case of voluntary termination by a Class II Stockholder holding Call Option Shares, an amount equal to the cash consideration per share paid in the Merger; or

               (vi)   in the case of Other Termination of a Class II
     Stockholder holding Call Option Shares, the higher of the Fair Market Value of such shares on the date of the Call Purchase Event and the amount payable pursuant to clause (v) above.

          (b)  Exercise of Call Option.  In the event the Company and/or any
               -----------------------
Class I Stockholder elects not to participate in the purchase of Callable Securities pursuant to the Call Option, all remaining Purchasing Group Stockholders desiring so to participate may do so, pro rata amongst such
                                                   --- ----
remaining Purchasing Group Stockholders based upon their respective Equity Ownership in the Company, or in any other proportion as they may agree. The closing for all purchases and sales of Callable Securities pursuant to this
Section 5 shall be at the principal executive offices of the Company at 10:30 a.m., California time, on the 60th day after the giving of the applicable Purchase Notice. The purchase price for the purchase and sale of Callable Securities shall be paid in cash, by certified or official bank check. The Seller(s) of Callable Securities sold pursuant to this Section 5 shall cause such Securities to be delivered to the Purchasing Group or the Company at the relevant closing free and clear of all liens, charges or encumbrances of any kind. Such Seller(s) shall take all actions as the Purchasing Group or the Company shall request as necessary to vest in the members of the Purchasing Group and/or the Company at such closing such Callable Securities, free and clear of all liens, charges and encumbrances incurred, voluntarily or involuntarily, by or through Seller(s).

     6.   Registration Rights.
          -------------------

          (a)  Demand Registration Rights.  At any time on or after January 31,
               ---------------------------
1998, each of (i) GEI, (ii) the HPA Group collectively, and (iii) Occidental shall be entitled, respectively, to request a registration (a "DEMAND REGISTRATION") of any of its Registrable Securities, and at such time as the Company qualifies for registration of securities on Form S-3 or any successor short-form, one additional registration that remains effective for a period of at least 180 days on such form. In such event, the Company shall:

               (i) as soon as reasonably practicable, and at its expense as set forth in Section 6 hereof, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Class I Stockholder's Registrable Securities as are specified in such request on the form specified in such request covering the Registrable Securities;

               (ii) use its best efforts to cause such registration to become and remain effective, as soon as practicable after receipt of the request of the Class I Stockholder, for the period necessary to effectuate the distribution contemplated by the Class I Stockholder; and

               (iii) at the request of the Class I Stockholder or the Manager, enter into and perform its obligations under an underwriting or purchase agreement (the "UNDERWRITING AGREEMENT") in customary form for secondary offerings of common stock, and otherwise reasonably acceptable to the parties, with the Manager (acting for itself and/or a group of syndicate of underwriters) and the Class I Stockholder.

Notwithstanding the foregoing, the Company shall be entitled to delay any such Demand Registration if (x) the Company has determined in good faith that in view of pending negotiations or other material developments regarding the Company not otherwise required to be made public, disclosure of such information is not in the best interest of the Company (in which case the delay in filing a Demand Registration may not exceed 90 days); or (y) the Company has initiated discussions with an underwriter regarding the sale of securities of the same class or convertible into the same class as the Registrable Securities in a registered primary public offering, in which case the Demand Registration may be delayed for up to 120 days from the effectiveness of such primary public offering, provided that the Company may not invoke the provision of clause (x) for more than an aggregate of 180 days in any twelve-month period, and may not invoke the delay in clause (y) more than once in any such period. In addition, to the extent a Demand Registration is a "shelf" registration, the Company may interrupt such registration for the reasons set forth above for no more than 90 days, provided that sales under such shelf registration shall in all events be permitted for an aggregate of 180 days if requested by the Stockholder.

          (b)  Piggyback Registration Rights; Cutbacks. Each time the Company
               ---------------------------------------
proposes to register under the Act (other than registration (A) on Forms S-4 or S-8 or any successor forms thereto, or (B) filed in connection with an exchange offer) securities of the same class as any of the Registrable Securities, the Company shall give written notice of such proposed registration (a "REGISTRATION NOTICE") to each Class I Stockholder and Class II Stockholder at least 20 days prior to the filing thereof. Each Registration Notice shall indicate that the recipient has the right (subject to the provisions of this Section 6) to propose that its Registrable Securities be included in such registration. Each Class I Stockholder and Class II Stockholder shall have the right to propose that a number of its Registrable Securities be included in such registration by written notice given to the Company within fifteen (15) days after the giving of such Registration Notice. Subject to the provisions of this Section 6, the Company shall include all such Registrable Securities in such registration; provided,
                                                                    --------
however, that:
-------

               (i) if the registration is in whole or part an underwritten primary registration on behalf of the Company (whether or not it is also in part a Demand Registration or other secondary registration on behalf of any Company securityholders) and the managing underwriters of such offering determine that the aggregate amount of securities of the Company which all Stockholders and all other Company securityholders pursuant to future contractual rights to participate in such registration (such other Company securityholders, "FUTURE PARTICIPANTS") propose to include in such registration exceeds the maximum amount of securities that should be included therein, the Company will include in such registration, first, the
                                                                      -----
     shares which the Company proposes to sell and second, securities to be sold
                                                   ------
     for the account of any Class I Stockholder and Robert Olsen ("Olsen") pro
                                                                           ---
     rata among such Stockholders, and third, securities to be sold for the
     ----                              -----
     account of the Class II Stockholders, pro rata among the Class II
                                           --- ----
     Stockholders and fourth, the other securities to be sold for the account of
                      ------
     Future Participants, pro rata among such Future Participants, in each case
                          --- ----
     on the basis of the relative Equity Ownership of the parties who have requested that securities owned by them be so included (it being agreed and understood, however, that such underwriters shall have the right to eliminate entirely the participation in such registration of all Stockholders and Future Participants);

               (ii)   if the registration is pursuant to an underwritten
     Demand Registration and the managing underwriters determine that the aggregate amount of securities which all Stockholders and all Future Participants propose to include in such registration exceeds the maximum amount of securities that should be included therein, the Company will include in such registration, first, the securities to be sold for the
                                   -----
     account of the Class I Stockholders and Olsen, pro rata among such
                                                    --- ----
     Stockholders, second, securities to be sold for the account of the Company,
                   ------
     if any, third, securities to be sold for the account of the Class II
             -----
     Stockholders, pro rata among the Class II Stockholders and fourth,
                   --- ----                                     ------
     securities to be sold for the account of the Future Participants electing to include securities in such registration, pro rata among such Future
                                                 --- ----
     Participants, in each case, on the basis of their relative Equity Ownership (it being agreed and understood, however, that such underwriters shall have the right to eliminate entirely the participation therein of the Company and all such Future Participants not entitled to demand inclusion of securities in such registration);

               (iii) if the registration is pursuant to an underwritten secondary registration other than as described in clause (ii) above on behalf of Future Participants and the managing underwriters determine that the aggregate amount of securities which all Future Participants and Stockholders propose to include in such registration exceeds the maximum number of securities that should be included therein, the Company will include in such registration first, the securities to be sold for the
                                  -----
     account of the Future Participants, pro rata among the Future Participants,
                                         --- ----
     second, securities to be sold for the account of
     ------
     the Company, if any, third, securities to be sold for the account of the
                          -----
     Class I Stockholder and Olsen, pro rata among such Stockholders and fourth,
                                    --- ----                             ------
     securities to be sold for the account of the Class II Stockholders, in each case, on the basis of their relative Equity Ownership (it being agreed and understood, however, that such underwriters shall have the right to eliminate the participation therein of the Company and the Stockholders entirely unless, on the date of such secondary registration, any Class I Stockholder electing to participate in such registration shall not theretofore have completed one Demand Registration in which all of the Registrable Securities it sought to include were sold, in which case any such Class I Stockholder may convert such registration into one governed by clause (ii) above);

               (iv)   in the event that, as a result of the provisions of
     Section 6(b)(i) or (ii), a group of Stockholders which has exercised its right to request a Demand Registration is unable to register all of the Registrable Securities as to which the request was made, such Stockholder shall not be considered to have utilized a Demand Registration under
     Section 6(a); and.

               (v) in exercising the rights of Stockholders in respect of Registrable Securities in this Section 6, Stockholders comprising the holders of the Demand Registrations enumerated in clauses (i) through (iii) of Section 6(a) shall be treated as an individual party to this Agreement for such purpose and, if more than one Stockholder has or succeeds to such rights, such Stockholders collectively shall exercise such rights and make all determinations hereunder acting by majority-in-interests based upon their respective ownership of Registrable Securities.

               (c)    Expenses of Registration.  Whether or not any registration
                      ------------------------
statement prepared and filed pursuant to Section 6(a) or (b) hereof is declared effective by the SEC (except where a Demand Registration is terminated, withdrawn or abandoned at the written request of a

Class I Stockholder solely due to market conditions), the Company shall pay all expenses incident to the Company's performance of or compliance with the registration requirements of this Agreement, including, without limitation, the following: (A) all SEC registration and filing fees and expenses; (B) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Registrable Securities; (C) any and all expenses incident to its performance of, or compliance with, this Agreement, including, without limitation, any allocation of salaries and expenses of the Company personnel or other general overhead expenses of the Company, or other expenses for the preparation of historical and pro forma financial statements; (D) fees and expenses incurred in connection with the listing of Registrable Securities on each securities exchange or the NASDAQ Stock Market, as applicable, on which securities of the same class are then listed; (E) all transfer and/or exchange agent and registrar fees; (F) fees and expenses in connection with the qualification of the Registrable Securities under securities or "blue sky" laws including reasonable fees and disbursements of counsel for the underwriters in connection therewith; (G) mailing and printing expenses relating to the registration and distribution of Registrable Securities; (H) messenger and delivery expenses relating to the registration and distribution of Registrable Securities; (I) fees and out-of-pocket expenses of a single counsel for the selling Stockholders (in each registration) and (J) fees and out-of-pocket expenses of counsel for the Company and its independent certified public accountants (including the expenses of any audit, review and/or "cold comfort" letters) and other persons, including special experts, retained by the Company (collectively, clauses (A) through (J), "REGISTRATION EXPENSES"); provided, however, that the Company shall not be required to pay, and each
--------  -------
Selling Stockholder shall pay, any discounts, commissions or fees of underwriters, selling brokers and dealers relating to the distribution of the Registrable Securities by it.

          (d)  Registration Procedures.  In the case of each registration
               -----------------------
effected by the Company pursuant to this Agreement, the Company shall keep the participating Stockholders advised in writing as to the initiation of each registration and as to the completion thereof. The Company shall (i) permit the participating Stockholders, the Manager, if any, and their respective counsel to make such investigation of the Company as they may reasonably request, (ii) furnish to the participating Stockholders, the Manager and their respective counsel drafts of the registration statement and all amendments thereto, all prospectuses and supplements thereof prior to filing with the SEC and consider their comments and suggestions with respect to such documents, and (iii) not file any such registration statement, amendment, prospectus or supplement to which the participating Stockholders or the Manager shall reasonably object. At its expense, the Company shall:

               (i) keep such registration effective and current as required by law for such period necessary to permit the participating Stockholders to complete the distribution described in the registration statement relating thereto, or for such period as may be agreed to in the Underwriting Agreement;

               (ii) prepare and file with the SEC such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act and the Underwriting Agreement and to keep such registration statement effective and current as required by law for that period of time specified above, in each case exclusive of any period during which the prospectus used in connection with such registration shall not comply with the requirements of Section 10 of the Securities Act, and respond as promptly as practicable to any comments received from the SEC with respect to such registration statement or any amendment thereto;

               (iii) furnish such number of copies of the registration statement, each amendment thereto, each preliminary prospectus, prospectuses, supplements and incorporated documents and other documents incident thereto as the participating Stockholders or the Manager from time to time may reasonably request;

               (iv) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the participating Stockholders and the Manager shall reasonably request, and do any and all other acts and things which may be necessary or desirable to enable the participating Stockholders and the Manager to consummate the offering and disposition of Registrable Securities in such jurisdictions; provided,
                                                                  --------
     however, that the Company shall not, by virtue of this Agreement, be
     -------
     required to qualify generally to do business as a foreign corporation, subject itself to taxation, or consent to general service of process, in any jurisdiction wherein it would not, but for the requirements of this clause (iv), be obligated to be qualified;

               (v) notify the participating Stockholders and the Manager promptly and, if requested by any such person, confirm such notification in writing, (A) when a prospectus or any prospectus supplement has been filed with the SEC, and, with respect to a registration statement or any post-effective amendment thereto, when the same has been declared effective by the SEC, (B) of any request by the SEC for amendments or supplements to a registration statement or related prospectus, or for additional information, (C) of the issuance by the SEC of any stop order or the initiation of any proceedings for such or a similar purpose (and the Company shall make every reasonable effort to obtain the withdrawal of any such order at the earliest practicable time), (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (and the Company shall make every reasonable effort to obtain the withdrawal of any such suspension at the earliest practicable time), (E) of the occurrence of any event with requires the making of any changes to a registration statement or related prospectus so that such documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall promptly prepare and furnish to the participating Stockholders and the Manager a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (F) of the Company's determination that the filing of a post-effective amendment to the Registration Statement shall be necessary or appropriate. Each participating Stockholder agrees that it shall, as expeditiously as possible, notify the Company at any time when a prospectus relating to a registration statement covering such Stockholder's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event of the kind described in this clause (v) as a result of any information provided by such Stockholder in writing expressly for inclusion in such prospectus included in such registration statement and, at the request of the Company, promptly prepare and furnish to it such information as may be necessary so that, after incorporation into a supplement or amendment of such prospectus as thereafter delivered to the purchasers of such securities, the information so provided by the participating Stockholders shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each Stockholder shall be deemed to have agreed by acquisition of such Registrable Securities that upon the receipt of any notice from the Company of the occurrence of any event of the kind described in clause (E) of this clause (v), such Stockholder shall forthwith discontinue its offer and disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Stockholder shall have received copies of a supplemented or amended prospectus which is no longer defective as contemplated by clause
     (E) of this clause (v) and, if so directed by the Company, shall deliver to the Company, at the Company's expense, all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities which are then in such Stockholder's possession;

               (vi) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange or the Nasdaq Stock Market, as applicable, on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules and regulations of such exchange or the Nasdaq Stock Market, as applicable;

               (vii) engage and provide a transfer agent for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

               (viii) whether or not the Underwriting Agreement is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the underwriters, if any, in form, substance and scope as are customarily made in connection with an offering of common stock or other equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such registration;
     (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such opinions, as the Manager, if any, and as the Stockholder may reasonably request; (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of Company addressed to the underwriters, if any, thereof, dated (i) the effective date of such registration statement and
     (ii) the date of the closing
     under the underwriting agreement relating thereto, such letter or letters to be in customary form and covering such matters of the type customarily covered, from time to time, by letters of such type and such other financial matters as the Manager, if any, may reasonably request; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by the underwriters, if any, therefor and the Manager, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company, and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in this Agreement;

               (ix) permit the participating Stockholders to participate in the preparation of such registration statement and include therein material acceptable to the Company and its counsel, furnished to the Company in writing which, in the reasonable judgment of the participating Stockholders and their counsel, is required to be included therein;

               (x) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement by the SEC or any state securities authority as promptly as possible; and

               (xi) cooperate with the participating Stockholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable certificates for such Registrable Securities to be issued for such number of shares of Company Common Stock and registered in such names as the participating Stockholders may reasonably request.

          (e)  Indemnification
               ---------------

               (i) The Company shall indemnify and hold harmless each Stockholder, each of its directors, officers and agents, each underwriter (as defined in the Securities Act) of such Registrable Securities, if any, and each person who controls (within the meaning of Section 15 of the Securities Act) such Stockholder or any underwriter of the Registrable Securities held by or issuable to such Stockholder, against all claims, losses, expenses, damages and liabilities, joint or several, including any of the foregoing incurred in settlement of any proceeding, commenced or threatened, (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and shall reimburse each Stockholder, each of its directors, officers and agents, each such underwriter and each person who controls such Stockholder or any such underwriter for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Stockholder or such underwriter specifically for use therein. The indemnity provided by this Section 6(e) shall be in addition to any liability which the Company may otherwise have.

               (ii) Each Stockholder shall indemnify and hold harmless Company, each of its directors and officers, each underwriter, if any, and each person who controls the Company or any of the underwriters within the meaning of the Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information pertaining to such Stockholder, which is furnished in writing to Company by such Stockholder specifically for use therein.

               (iii) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Party (as defined below) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then the Company and the Stockholder shall contribute to the amount paid or payable as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of Company on the one hand and the Stockholder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Stockholder on the other and such person's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not
     --- ----
     take account of the equitable considerations referred to above in this
     Section 6(e). The amount paid or payable by a party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 6(e) shall include any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No person shall be required to contribute to any settlement effected without its consent, which consent shall not be unreasonably withheld. If, however, indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided herein without regard to the relative fault of such indemnifying party or indemnified party or any other equitable considerations.

               (iv) Each party entitled to indemnification under this Section 6(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnification may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, unless the Indemnified Party in its reasonable judgment determines that joint representation by counsel for the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnifying Party and the Indemnified Party in the conduct of the defense of such action, in which case the Indemnified Party shall be entitled to be represented by separate counsel selected by it, the reasonable fees and expenses of which shall be borne by the Indemnifying Party, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

               (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification of the underwriters and their controlling persons contained in the Underwriting Agreement in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the Underwriting Agreement shall control as to indemnification of the underwriters and their controlling persons in the public offering.

               (vi) Notwithstanding the foregoing, in no event shall any Stockholder be liable under this Section 6(e) for an amount exceeding the net proceeds received by such Stockholder from the sale of its Registrable Securities pursuant to the registration rights granted to such Stockholder hereunder.

          (f)  Holdback Amount. Each Stockholder agrees that in the event of an
               ---------------
underwritten public offering of Registrable Securities for the account of any other Stockholder, such Stockholder and any Related Transferee thereof will not, without the written consent of the underwriters, offer for public sale (other than as part of such underwritten public offering) any Securities during the ten
(10) days prior to and such number of days (not to exceed 180 days in the case of an initial public offering and 90 days in all other cases) after the effective date of the registration statement in connection with such public offering as the underwriters may reasonably request in writing.

          (g)  Assignment and Assumption. For avoidance of doubt, the parties
               -------------------------
acknowledge that each Stockholder may assign its rights under this Section 6 as an incident to any permitted Transfer of Securities held by it to the Transferee of such Securities, and if the Stockholder retains any Securities, the rights under this Section 6 shall remain applicable to the retained Securities. If Securities are acquired from a Class I Stockholder, such Securities shall be entitled to participate in any Demand Registration as a member of the group enumerated in clauses (i) through (iii) of Section 6(a) that includes such Class I Stockholder, without thereby increasing the aggregate number of Demand Registrations the Company may be required to effect. Each Stockholder shall promptly notify the Company in writing of each such assignment of rights, and the assignee shall execute such documentation as the Company may reasonably request to evidence its agreement to be bound by this Section 6. Registration rights shall not be assignable to any purchaser of Securities sold under Rule 144 or in any public securities sale. If the Company effects a business combination in which Stockholders receive securities of another issuer and such securities cannot be resold by the Stockholders without registration under the Securities Act, as a condition to the consummation of such business combination, the Company shall cause such issuer to provide to the Stockholders rights equivalent to those under this Section 6 unless applicable law would permit free resale of the Securities so received without registration in a public market.

          (h)  Stock Option Plans. After the IPO, the Company shall use its
               ------------------
reasonable efforts to register, on Form S-8 or any similar or successor form, the Securities underlying the ISOs and NQ Options.

     7.   Drag-Along Sales and Tag-Along Sales.
          ------------------------------------

          (a)  Drag-Along Sales.
               ----------------

               (i) Notwithstanding any other provision hereof, if GEI agrees to sell Securities held by it pursuant to a transaction in which more than 75% of the then-outstanding Common Stock of the Company will be sold to or acquired by a Third Party (a "DRAG-ALONG SALE"), then upon the demand of GEI, (i) in the case of Occidental and the Class II Stockholders, made at any time after the Closing Date and (ii) in the case of the HPA Group, made at any time after the fourth anniversary of the Closing Date (the HPA Group and the Class II Stockholders being collectively referred to for this purpose as "DRAG-ALONG SELLERS"), each Drag-Along Seller hereby agrees to sell to such Third Party the same percentage of the total number of Securities held by such Drag-Along Seller on the date of the Drag-Along Notice, as the number of Securities GEI is selling in the Drag-Along Sale bears to the total number of shares held by GEI as of the date of the Drag-Along Notice (the "SALE PERCENTAGE"), at the same price and form of consideration and on the same terms and conditions as GEI has agreed to with such Third Party. If the Drag-Along Sale is in the form of a merger transaction, the Drag-Along Seller agrees to vote his or her Securities in favor of such merger and not to exercise any rights of appraisal or dissent afforded under applicable law. The provisions of this Section 7 shall apply regardless of the form of consideration received in the Drag-Along Sale. For purposes of Drag-Along Sales, the number of shares owned by each Drag-Along Seller shall include all shares underlying Options and Warrants, which Options and Warrants will be exercised by the Drag-Along Sellers immediately prior to and contingent upon consummation of the Drag-Along Sale.

               (ii) Prior to making any Drag-Along Sale, if GEI elects to exercise the option described in this Section 7, GEI shall provide the Drag-Along Seller to whom this Section 7 then applies with written notice (the "DRAG-ALONG NOTICE") not more than 60 nor less than 15 days prior to the proposed date of the Drag-Along Sale (the "DRAG-ALONG SALE DATE"). The Drag-Along Notice shall set forth: (i) a general description of the transaction and the proposed amount and form of consideration to be paid per share offered by the Third Party; (ii) the aggregate number of Securities held by GEI as of the date that the Drag-Along Notice is first given to a Drag-Along Seller; (iii) the Sale Percentage; and (iv) the Drag-Along Sale Date.

               (iii) On the Drag-Along Sale Date, each Drag-Along Seller shall deliver a certificate or certificates for the Sale Percentage of its Securities, duly endorsed for transfer with signatures guaranteed, to such Third Party in the manner and at the address indicated in the Drag-Along Notice against delivery of the purchase price therefor; provided, however,
                                                             --------  -------
     that in the event the Company has possession of any such certificates pursuant to this Agreement, upon the written request of the Drag-Along Seller at least five (5) business days in advance of-the Drag-Along Sale Date, the Company shall deliver such certificates to the purchaser at the time and in the manner described above.

          (b)  Optional Participation in Sales of Common Stock (Tag-Along
               ----------------------------------------------------------
               Sales)
               -----

               (i) If GEI shall at any time desire to Transfer shares of Common Stock to a third party, other than ratably to its partners, then each of the HPA Group, Occidental and the Class II Stockholders and their Related Transferees (each, a "TAG-ALONG SELLER") shall be entitled, to participate pro rata in such Transfer at the same price and on the same
                 --- ----
     terms and conditions applicable to GEI, based upon their respective Fully Diluted Ownership in the Company.

               (ii) Each Tag-Along Seller shall have the right to Transfer up to a percentage of the number of shares specified in the Transfer Notice delivered pursuant to the following sentence of the aggregate number of shares of Common Stock then owned by GEI. GEI shall deliver or cause to be delivered to each Tag-Along Seller a written notice (a "TRANSFER NOTICE") of a proposed tag-along sale no later than 30 days prior to the proposed closing thereof. Such notice shall make reference to the Tag-Along Sellers' rights under this Section 7(b) and shall describe in reasonable detail (A) the aggregate number of shares of Common Stock to be Transferred by GEI if none of the HPA Group or Class II Stockholders participates, (B) the aggregate number of shares of Common Stock then owned by GEI, (C) the person or entity to whom or which such shares of Common Stock are proposed to be Transferred, (D) the terms and conditions of the Transfer, including the consideration to be paid therefor, (E) the maximum percentage of its shares such Tag-Along Seller is entitled to include in the Transfer and
     (F) the proposed date, time and location of the closing of the Transfer. Each Stockholder receiving a Transfer Notice shall exercise its right to participate in a Transfer of Common Stock pursuant to this Section 7 by delivering to GEI a written notice (a "TAG-ALONG NOTICE") stating its election to do so and specifying the number of shares (which shall not exceed the number of shares determined for such Tag-Along Seller in the Transfer Notice) of Common Stock held by it to be Transferred no later than fifteen days after receipt of the Transfer Notice. Failure to provide a Tag-Along Notice within such fifteen-day period shall be deemed to constitute an election by such Stockholder not to exercise its rights pursuant to this Section 7, and GEI shall have 90 days following the expiration of such fifteen-day period in which to Transfer the number of shares equal to the difference between the number set forth in the Transfer Notice and the aggregate number of shares as to which GEI has received a Tag-Along Notice, on terms not more favorable to GEI than those set forth in the Transfer Notice.

               (iii) Each Tag-Along Seller shall be required to deliver at such closing the certificate or certificates representing the shares to be Transferred, duly endorsed for transfer, and shall be entitled to receive the net proceeds allocable to the Transfer thereof, after deduction of such Tag-Along Seller's proportionate share of the expenses of Transfer, which share shall not exceed an amount proportionate to the amount of such expenses allocated to GEI. If, at the end of the 90-day period following the expiration of such fifteen-day period, GEI has not completed the Transfer of shares of Common Stock, GEI may not sell the shares of Common Stock without again fully providing a new Transfer Notice.

          (c)  Obligations of Drag-Along Sellers. In connection with any Drag-
               ---------------------------------
Along Sale, Drag-Along Sellers shall not be required to make any representation or warranty to the purchaser other than to the effect that they hold title to the Securities they are selling in the Drag-Along Sale, free and clear of liens and the like, and as to their right, power and authority to sell such Securities. Except as to such representations, Drag-Along Sellers shall not be liable beyond the net proceeds of the Drag-Along Sale for any other breach of representations or warranties. In addition, unless expressly agreed to by a Drag-Along Seller, no Drag-Along Seller shall be required to enter into any covenant not to compete or similar agreement restricting their business activities.

     8.   Termination and Lapse of Rights and Restrictions; Applications to
          -----------------------------------------------------------------
Other Stock and Adjustments.
---------------------------

          (a)  Termination of Provisions. The provisions of Sections 4, 5, 7, 9
               -------------------------
and 10 shall lapse and be of no further effect immediately following the earlier to occur of a Change in Control or an IPO.

          (b)  Application. In the event any capital stock of the Company or any
               -----------
other corporation shall be distributed on, with respect to, or in exchange for Securities as a stock dividend, stock split, reverse stock split, reclassification or recapitalization, or in connection with any merger or reorganization, the restrictions, rights and options and prices set forth herein shall apply with respect to such other capital stock to the same extent as they are, or would have been applicable, to the Securities on or with respect to which such other capital stock was distributed and shall continue to apply to the Securities or such other securities outstanding thereafter, in each case with such adjustments as are necessary or appropriate.

     9.   Election of Directors. So long as such individuals respectively own
          ---------------------
the requisite amount of Common Stock set forth herein, each of the other Stockholders (other than Occidental) agrees to vote his or its Common Stock, and to cause his Related Transferees to vote their Common Stock, in favor of Michael
J. Fourticq and Brian P. McDermott ("FOURTICQ" and "MCDERMOTT") in all elections of the directors of the Company, whether by meeting or action in writing. Such agreement to vote shall be effective as to each of Fourticq and McDermott so long as such individual continues to own (directly or, in the case of Mr. McDermott, through a family trust and in either case, through Related Transferees after the date hereof) at least two-thirds (K) of the Common Stock owned by him on the date hereof. Such agreement to vote shall cease to be effective upon the first to occur of: (i) such individual ceasing to own (directly or indirectly, as aforesaid) in excess of one-third (J) of the Common Stock owned by him on the date hereof and (ii) a Disproportionate Sale after which such individual and his Related Transferees own less than two-thirds (K) of the Common Stock owned by him and such Related Transferees on the date hereof. A "DISPROPORTIONATE SALE" as to either individual occurs on the date of a Transfer of Common Stock as a result of which the Common Stock owned by such individual and Related Transferees has decreased by a percentage that is greater, by at least five percent (5%), than the corresponding decrease in ownership of Common Stock of GEI to date. Each of the Stockholders (other than Occidental) further agrees that he or it shall vote its Common Stock, and cause its Related Transferees to vote their Common Stock, in all elections of directors of the Company, whether by meeting or action in writing, in favor of all nominees for the board of directors proposed by GEI. For purposes of this
Section 9 and the effectiveness of the voting agreements herein, ownership of Common Stock shall be calculated based upon the Fully Diluted Ownership of the individual and his Related Transferees, in the aggregate; provided, however, that to the extent any of the Options included in the Fully Diluted Ownership of an individual should fail to vest, the calculation as to such individual's ownership of Common Stock shall thereafter be made as if the aggregate Common Stock owned by such individual on the date hereof had not included such Options. The parties acknowledge that the provisions of the Preferred Stock could, under the circumstances specified therein, entitle the holders thereof to elect all of the Company's directors, making this Section 9 inoperative.

     10.  Certain Additional Agreements.
          -----------------------------

          (a) Right to Participate in Securities Issuances. If the Company shall issue, sell or distribute to GEI or any of its Affiliates any equity or debt securities of the Company, or any option, warrant, or right to acquire, or any security convertible into or exchangeable for, any of the foregoing (other than pursuant to an underwritten public offering, a stock dividend, stock split or other pro rata distribution of securities to stockholders of
                       --- ----
  the Company generally in which the HPA Group, Olsen and Occidental participates on an equal basis, including any Related Transferees), the members of the HPA Group, Olsen and Occidental shall be entitled, provided that they collectively maintain two-thirds (2/3) of the Fully Diluted Ownership held by them on the date hereof, to participate in such issuance, sale or distribution, at the same price and on the same terms and conditions applicable to GEI, pro rata, based upon their
                                             --- ----
respective Fully Diluted Ownership in the Company. The Company shall provide at least twenty (20) days' prior notice to the members of the HPA Group, Olsen and Occidental as to its intention so to issue equity, debt or related securities to GEI, and in the event any member of the HPA Group, Olsen or Occidental fails to respond within such twenty-day period, such member shall be deemed to have waived his or its right so to participate in the issuance of securities. The members of the HPA Group and Olsen may determine amongst themselves that to the extent any member does not desire to participate, other members may increase their participation, provided that the aggregate participation does not exceed that offered to the HPA Group and Olsen as a whole and that notice, which shall be binding upon all the HPA Group members and Olsen and as to which GEI shall have no duty to inquire, shall be given to GEI within such 20-day period as to the aggregate number of securities being subscribed for. The parties acknowledge that time is of the essence as to this Section 10(a).

          (b)  Right to Participate in Equity Repurchases. The Company and GEI
               ------------------------------------------
agree that the Company will not purchase any Securities from GEI or any of its Affiliates unless the Company offers to simultaneously purchase a proportionately equal number of Securities of the same class from each member of the HPA Group, Olsen and Occidental at the same price and on the same terms and conditions applicable to GEI and its Affiliates, based upon their respective Fully Diluted Ownership.

          (c)  Affiliate Transactions. No material transaction or series or
               ----------------------
related transactions (including any issuance of securities, profits interests, stock appreciation rights, or similar rights or interests of the Company) between the Company and GEI or any of its Affiliates involving value in excess of $1,000,000 may be consummated unless approved (i) if one of Fourticq or McDermott then holds at least one-third of his Fully Diluted Ownership as of the date hereof, by such individual, and otherwise by a majority of the disinterested directors of the Company, or (ii) by the board of directors of the Company after it is presented with a fairness opinion of a nationally recognized investment bank to the effect that the transaction is fair to the Company and its stockholders. Notwithstanding the foregoing, other than the Management Agreement of even date herewith between the Company and Leonard Green & Partners, L.P. (the "Management Agreement"), GEI and its Affiliates will not enter into any consulting, management or similar agreement or arrangement with the Company or increase the fees provided for in the Management Agreement as of the date hereof, except that such fees may be proportionately increased provided such increase is calculated on the same basis (1.6% of invested capital) as the fee currently provided for therein and such increase reflects further investment by GEI consistent with the terms of this Section 10.

          (d)  Change of Control Transactions. Each of GEI, Fourticq and
               ------------------------------
McDermott agrees that no such Stockholder shall, without the prior consent of the other two Stockholders, pursue, advocate or enter into an agreement in respect of any recapitalization, reclassification, share exchange, reorganization, merger, consolidation or similar transaction involving the Company unless all holders of Common Stock of the Company will be treated identically in such transaction, but ratably in proportion to their respective Equity Ownership.

          (e)  Information. The Company shall provide each Class I Stockholder
               -----------
and Olsen with the following information, all of which each Class I Stockholder and Olsen agrees to hold in confidence:

               (i) For each fiscal quarter of the Company, as and when submitted to Green, unaudited consolidated financial statements of the Company (consisting of balance sheet and statements of operations, stockholders' equity and cash flows for such fiscal quarter, in the form submitted to GEI;

               (ii) For each fiscal year of the Company, as and when submitted to Green, audited financial statements of the Company for such fiscal year, certified by the Company's independent certified public accounting firm, in the form submitted to GEI;

               (iii) Any information the Company provides generally to the holders of its Common Stock; and

               (iv) Such additional information about the Company as such Class I Stockholder or Olsen may reasonably request from time to time.

     11. Notices. All notices or other communications under this Agreement shall
         -------
be given in writing and shall be deemed duly given and received on the third full business day following the day of the mailing thereof by registered or certified mail or the next Business Day if sent by overnight courier or when delivered personally or sent by facsimile transmission as follows:

          (a) if to the Company, at its principal executive offices at the time of the giving of such notice, or at such other place as the Company shall have designated by notice as herein provided to the Purchaser;

          (b) if to a Class I Stockholder, at its principal executive offices at the time of the giving of such notice, or at such other place as such Stockholder shall have designated by notice as herein provided to the Company.

          (c) if to any Class II Stockholder, at his address as it appears on Annex A or at such other place as he shall have designated by notice as herein provided to the Company.

     12.  General.
          -------

          (a) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by each of the Company and the Class I Stockholders and, to the extent their interests are affected, by the Class II Stockholders, provided, however, that Class II Stockholders having a majority of
              --------  -------
Equity Ownership as amongst such Stockholders may bind all of such Class II Stockholders as to any matter adversely affecting them if such adverse effect is equal, on a proportionate basis, as to all such Class II Stockholders and the consent of each adversely affected Class II Stockholder shall otherwise be required.

          (b) No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

          (c) Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of each of the Company, the Stockholders and their respective heirs, personal representatives, successors and assigns; provided, however, that nothing contained herein shall be construed
             --------  -------
as granting any Stockholder the right to Transfer any of the Securities except in accordance with this Agreement and any Transferee shall hold such Securities having only those rights and being subject to the restrictions provided for in this Agreement.

          (d) If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

          (e) Each Class II Stockholder agrees that nothing herein shall be deemed to create any implication concerning the adequacy of his services to the Company, or shall be construed as an agreement by the Company, express or implied, to employ him or contract for his services, to restrict the right of the Company to discharge him or cease contracting for his services or to modify, extend or otherwise affect in any manner whatsoever, the terms of any employment agreement or contract for services which may exist between him and the Company or its subsidiaries. Each Class II Stockholder represents that he has been advised, to the extent he deemed necessary, by legal counsel and tax advisors of his choice in connection with this Agreement. Each Class II Stockholder further represents that, if he is married, his spouse has executed and delivered to the Company the Acknowledgment and Agreement of Spouse set forth at the end of this Agreement.

          (f) In the event any day upon which a sale, notice or other matter is required to occur hereunder is not a Business Day, such matter shall be deferred until the next Business Day.

          (g) The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of such sections. The masculine pronoun shall be deemed to include and incorporate the feminine pronoun.

          (h) Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

          (i) Words in the singular shall be read and construed as though in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.

          (j) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

          (k) Due to the fact the securities of the Company cannot be readily purchased or sold in the open market, and for other reasons, the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. In the event of a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any of the parties hereto, the other parties shall, subject to Section 13, in addition to all other remedies, be entitled to a temporary and/or permanent injunction, without showing any actual damage or that monetary damages would not provide an adequate remedy, and/or a decree for specific performance, in accordance with the provisions hereof. Each Stockholder hereby irrevocably and unconditionally consents to the jurisdiction of any California State court or federal court of the United States sitting in the State of California in any action or proceeding relating to this Agreement and consents to service of process in connection therewith by the delivery of notice to such Stockholder's address set forth in this Agreement.

          (l) This Agreement shall be deemed to be a contract under the laws of the State of Delaware and for all purposes shall be construed and enforced in accordance with the internal laws of such state without regard to the principles of conflicts of law.

     13.  Additional Class II Stockholders. Prior to issuing any Options, Common
          --------------------------------
Stock or other right exercisable for or convertible into Common Stock, and as a condition to the receipt thereof, the Company shall require the recipient to execute and deliver a duplicate counterpart of this Agreement, and such recipient shall become a Class II Stockholder for all purposes hereof.

     14.  Arbitration.
          -----------

          (a)  Scope. The parties, except Occidental, mutually consent to the
               -----
resolution by binding arbitration of all claims or controversies ("CLAIMS") arising out of or related to this Agreement; provided that such consent shall not apply to any claim to which Occidental is a party. Notwithstanding the foregoing, the parties may have recourse to the courts for injunctive or equitable relief in respect of matters arising out of or relating to this Agreement.

          (b)  Deposition. Each party to a dispute shall have the right to take
               ----------
the deposition of up to two individuals and any expert witness designated by each other party. Each party also shall have the right to make requests for production of documents to any party. The subpoena right specified below shall be applicable to discovery pursuant to this paragraph. Additional discovery may be had only where the arbitrator selected pursuant to this Section 14 so orders, upon a showing of reasonable and substantial need. At least 30 days before the arbitration, the parties must exchange lists of witnesses, including any expert, and copies of all exhibits intended to be used at the arbitration. Each party shall have the right to subpoena witnesses and documents for the arbitration.

          (c)  JAMS. The Arbitration will be held under the auspices of either
               ----
the American Arbitration Association ("AAA") or Judicial Arbitration & Mediation Services, Inc. ("J.A.M.S."), with the designation of the sponsoring organization to be made by the party who did not initiate the claim. The parties agree that, except as provided in this Agreement, the arbitration shall be in accordance with the AAA's then-current arbitration procedures (if AAA is designated) or the then-current J.A.M.S. arbitration rules (if J.A.M.S. is designated). The arbitration shall be conducted by a single arbitrator selected from the AAA large complex case panel (the "ARBITRATOR"). The arbitration shall take place in Los Angeles, California.

          (d)  Selection of Arbitrator. If the parties to the dispute cannot
               -----------------------
agree upon the selection of the arbitrator within 30 days from the day the matter is submitted to arbitration, then, on application of any party, the arbitrator shall be designated by the sponsoring organization.

          (e)  Governing Law. The Arbitrator shall apply the substantive law
               -------------
(and the law of remedies, if applicable) of the state of Delaware. The Arbitrator shall be without jurisdiction to apply any different substantive law, or law of remedies. The Arbitrator, and not any federal, state, or local court or agency, shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. The arbitration shall be final and binding upon the parties, except as provided in this Agreement.

          (f)  Procedures. The Arbitrator shall have jurisdiction to hear and
               ----------
rule on pre-hearing disputes and are authorized to hold pre-hearing conferences by telephone or in person, as the Arbitrator deems necessary. The Arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. Such proceedings shall be concluded within 180 days of the commencement of the arbitration, as evidenced by the rendering of the award described below. Any party to a dispute, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings. If such a transcript is prepared, it shall be the official transcript of the proceedings for all purposes. Any party to a dispute, upon request at the close of hearing, shall be given leave to file a post-hearing brief. The time for filing such a brief shall be set by the Arbitrator.

          (g)  Award. The Arbitrator shall render an award and opinion outlining
               -----
in reasonable detail the findings of fact and conclusions of law upon which the award is based. The award of the Arbitrator shall be final, binding and conclusive on the parties. If the Company is a party to the dispute, the Company shall bear the fees and costs of the Arbitrator. If Company is not a party to the dispute, the parties to the dispute shall equally share the fees and costs of the Arbitrator. Each party shall pay for its own costs and attorneys' fees.

     15.  Definitions. As used in this Agreement, unless the context requires
          -----------
otherwise, the capitalized terms described in this Section 15 shall have the meanings indicated herein.

          (a) Each of the following capitalized terms shall have the meaning ascribed to such term in the section of this Agreement indicated:

                        Term                       Section
          --------------------------------     ---------------
          Act.............................     15(b)

                    Term                           Section
          --------------------------------     ---------------
          Affiliate.......................     15(b)
          Agreement.......................     Introduction
          Bona Fide Offer.................     4(b)
          Business Day....................     15(b)
          Callable Securities.............     2(b)
          Call Purchase Event.............     5(a)
          Call Option.....................     2(b)
          Change in Control...............     15(b)
          Class I Stockholder.............     Introduction
          Class II Stockholder............     Introduction
          Common Stock....................     Recitals
          Company.........................     Introduction
          Control.........................     13(b)
          Demand Registration.............     6(a)
          Demand Seller...................     6(b)
          Disproportionate Disposition....     9
          Drag-Along Notice...............     7(b)
          Drag-Along Sale.................     7(a)
          Drag-Along Sale Date............     7(b)
          Drag-Along Seller...............     15(b)
          Electing Stockholder............     4(b)
          Equity Ownership................     15(b)
          Fair Market Value...............     15(b)
          Fully Diluted Ownership.........     15(b)
          Future Stockholder..............     6(b)
          Future Participants.............     6(a)
          GEI.............................     Introduction
          GEI Distribution................     12
          Stockholder.....................     6(a)
          IPO.............................     15(b)
          Living Trust....................     15(b)
          Manager.........................     15(b)
          NQ Option.......................     2(b)
          Option Notice...................     4(b)
          Other Termination...............     5(a)
          Outside Party...................     4(b)
          Permanent Disability............     15(b)
          Permitted Transfer..............     4(a)
          Purchase Notice.................     5(a)
          Purchaser.......................     2(b)
          Purchasing Group................     5(a)
          Registrable Securities..........     15(b)
          Registration Notice.............     6(a)

                         Term                             Section
          ------------------------------------------   -------------
          Related Transferee........................   15(b)
          Retirement................................   15(b)
          Rule 144..................................   15(b)
          Sale Percentage...........................   7(a)
          SEC.......................................   15(b)
          Securities................................   Introduction
          Seller....................................   5(a)
          Subscription Stock........................   2(a)
          Tag-Along Notice..........................   7(e)
          Tag-Along Seller..........................   7(d)
          Third Party...............................   7(a)
          Transfer..................................   15(b)
          Transfer Notice...........................   7(e)

          (b) Each of the following capitalized terms shall have the meanings indicated in this clause (b):

     "ACT" means the Securities Act of 1933, as amended from time to time.

     "AFFILIATE" has the meaning set forth in Rule 405 under the Act.

     "BUSINESS DAY" means a day on which banks are open for business in the State of California.

     "CHANGE IN CONTROL" means any of (i) a sale or other disposition by the Company of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, or (ii) a merger or consolidation of the Company if, immediately following such merger or consolidation, there is not Control of the surviving entity of such merger or consolidation, or (iii) a sale of capital stock of the Company (by any holder thereof or by the Company) if, immediately following such sale, there is not Control of the Company.

     "CONTROL" means that the holders of the capital stock of the Company immediately following the Merger (including the Class I Stockholders) hold, in the aggregate, directly and indirectly, the power to elect a majority of the directors of the Company that are not elected pursuant to the provisions of the Preferred Stock (or, as the case may be, the surviving entity of a merger or consolidation of the Company).

     "EQUITY OWNERSHIP" means the relative interests of the holders of the Company's outstanding Common Stock as of the date of determination.

     "FAIR MARKET VALUE" of Securities means the fair market value of Securities as determined as of the time of the Call Purchase Event (or other event requiring valuation) by the Company's Board of Directors in the exercise of its reasonable discretion; provided, however, that in the event that the Common
                       --------  -------
Stock is traded publicly on any national securities exchanges)

(including without limitation NASDAQ National Market System or the NASDAQ "Small-Cap" Issues System), such fair market value shall be based upon the closing price for such Common Stock on such exchange(s) on the date preceding the Call Purchase Event (or other event requiring valuation).

     "FULLY DILUTED OWNERSHIP" means, as to any Stockholder, his or its aggregate ownership of all equity interests in the Company, including all Options and all other securities exercisable, convertible or exchangeable for Common Stock.

     "IPO" means the completion of the first underwritten public offering of the Company's shares of Common Stock registered under the Act after the date hereof

     "LIVING TRUST" means a revocable living trust established by the Purchaser for estate planning purposes and pursuant to which no one other than the Purchaser and/or the Purchaser's spouse is the beneficiary during the Purchaser's lifetime.

     "MANAGER" means the investment banking firm or firms designated by the Stockholders effecting a Demand Registration as the managing underwriter(s) of an offering registered pursuant to this Agreement, which firm or firms shall be the existing investment bankers for or other nationally recognized investment bankers reasonably acceptable to the Company.

     "PERMANENT DISABILITY" of a Class II Stockholder means that (i) the Class II Stockholder becomes physically or mentally incapacitated or disabled so that he is unable to perform for the Company substantially the same services as he performed prior to incurring such incapacity or disability, and (ii) such incapacity or disability continues for a period of 120 days, whether or not consecutive, over a period of six consecutive months; provided, however, that
                                                      --------  -------
(x) the Company, at its option and expense, shall be entitled to retain a physician to confirm the existence of such incapacity or disability, and (y) the determination of such physician shall be binding upon the Company and the Class II Stockholder.

     "REGISTRABLE SECURITIES" means the Common Stock and the Warrant Shares held by the Stockholders, subject to adjustment pursuant to Section 8 hereof.

     "RELATED TRANSFEREE" means (i) in the case of any individual, any of the Stockholder's spouse, adult lineal descendants, adult spouses of such lineal descendants, a Living Trust, trusts solely for the benefit of the Stockholder's spouse or the Stockholder's minor or adult lineal descendants, and (in the event of the Stockholder's death) the Stockholder's personal representatives (in their capacities as such), estate or named beneficiaries and (ii) in the case of a business organization, any individual or other business organization controlled by or under common control with such business organization, as such terms are defined within the meaning of Rule 405 under the Act.

     "RETIREMENT" means retirement pursuant to the Company's standard retirement policy in effect from time to time but in no event prior to the age of 65, unless pursuant to a specific determination by the Board of Directors of the Company.

     "RULE 144" means Rule 144 under the Act, as amended from time to time, or any successor or similar rule.

     "SEC" means the Securities and Exchange Commission.

     "TRANSFER," used as a noun, means any sale, pledge, gift, bequest, transfer, assignment or any other encumbrance or disposition, whether direct or indirect, conditional or unconditional. "TRANSFER," used as a verb, means to make a Transfer.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the first date written above.

                                       Number of Shares of         Purchase
LESLIE'S POOLMART, INC.                Subscription Stock          Price
                                       ------------------          --------



     By  /s/ Brian P. McDermott
         ----------------------------
     Its  PRESIDENT & C.E.O
         ----------------------------


     GREEN EQUITY INVESTORS II, L.P.

By:  Grand Avenue Capital Partners, L.P.,
     its sole general partner

By:  Grand Avenue Capital Corporation,
       its sole general partner


     By:    [SIGNATURE ILLEGIBLE]
          ------------------------------------------
     Name __________________________________________

     Title _________________________________________


     /s/ Richard H. Hillman
     -----------------------------------------------
     Richard H. Hillman


     /s/ Michael J. Fourticq
     -----------------------------------------------
     Michael J. Fourticq


     /s/ Greg Fourticq
     -----------------------------------------------
     Greg Fourticq


     /s/ Brian P. McDermott
     -----------------------------------------------
     Brian P. McDermott



     /s/ Manette McDermott / Brian McDermott
     -----------------------------------------------
     Brian P. McDermott and Manette J. McDermott,
     T.R.U.A. DTD 3/15/90 The McDermott Family Trust



     /s/ Robert Olsen
     -----------------------------------------------
     Robert Olsen

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the first date written above.

                                       Number of Shares of         Purchase
LESLIE'S POOLMART, INC.                Subscription Stock          Price
                                       ------------------          --------



     By  ____________________________
     Its ____________________________


     GREEN EQUITY INVESTORS II, L.P.

By:  Grand Avenue Capital Partners, L.P.,
     its sole general partner

By:  Grand Avenue Capital Corporation,
       its sole general partner


     By:  __________________________________________
     Name __________________________________________
     Title _________________________________________


     _______________________________________________
     Richard H. Hillman


     _______________________________________________
     Michael J. Fourticq


     /s/ Greg Fourticq
     -----------------------------------------------
     Greg Fourticq


     _______________________________________________
     Brian P. McDermott



     _______________________________________________
     Brian P. McDermott and Manette J. McDermott,
     T.R.U.A. DTD 3/15/90 The McDermott Family Trust



     _______________________________________________
     Robert Olsen

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the first date written above.

                                                   Number of     Purchase Price
                                                   Shares of     of Subscription
                                                  Common Stock       Stock
                                                  ------------   ---------------


     LESLIE'S POOLMART, INC.


     By  ____________________________________
     Its ____________________________________


     GREEN EQUITY INVESTORS II, L.P.                  1,055,172

By:  Grand Avenue Capital Partners, L.P.,
     its sole general partner

By:  Grand Avenue Capital Corporation,
     its sole general partner


     By:________________________________________
     Name_______________________________________
     Title______________________________________



     OCCIDENTAL PETROLEUM CORPORATION

     By /s/ Stephen I. Chazen
        ----------------------------------------
     Name    Stephen I. Chazen
          --------------------------------------
     Title  Executive Vice President - Corporate Development
           -------------------------------------

                                                         22,414

     ___________________________________________
     Richard H. Hillman


                                                        160,539

     ___________________________________________
     Michael J. Fourticq


                                                         10,000
     ___________________________________________
     Greg Fourticq



     ___________________________________________
     Brian P. McDermott

     OCCIDENTAL PETROLEUM CORPORATION

     By _________________________________________
     Name _______________________________________
     Title ______________________________________


     CLASS II STOCKHOLDERS
     ---------------------


     /s/ Robert D. Olsen
     --------------------------------------------
     Robert Olsen


     /s/ Cynthia G. Watts
     --------------------------------------------
     Cynthia G. Watts


     /s/ Mike Adamson
     --------------------------------------------
     Mike Adamson


     /s/ Richard Grice
     --------------------------------------------
     Richard Grice


     /s/ Patrick Murphy
     --------------------------------------------
     Patrick Murphy


     /s/ Charles Vasquez
     --------------------------------------------
     Charles Vasquez

     /s/ Jodi Knight
     --------------------------------------------
     Jodi Knight



     /s/ Mark Lum
     -------------------------------------------
     Mark Lum



     /s/ Marvin Schutz
     -------------------------------------------
     Marvin Schutz


     /s/ Gerald Karmele
     -------------------------------------------
     Gerald Karmele



     /s/ James Lowe
     -------------------------------------------
     James Lowe



     /s/ Marie Sousa
     -------------------------------------------
     Marie Sousa



     /s/ Kris Raney
     -------------------------------------------
     Kris Raney

     /s/ Jodi Knight
     --------------------------------------------
     Jodi Knight



     /s/ Mark Lum
     -------------------------------------------
     Mark Lum



     /s/ Marvin Schutz
     -------------------------------------------
     Marvin Schutz



     /s/ Gerald Karmele
     -------------------------------------------
     Gerald Karmele



     /s/ James Lowe
     -------------------------------------------
     James Lowe



     /s/ Marie Sousa
     -------------------------------------------
     Marie Sousa



     /s/ Kris Raney
     -------------------------------------------
     Kris Raney

                    ACKNOWLEDGMENT AND AGREEMENT OF SPOUSE
                    --------------------------------------



     The undersigned, being the spouse of a Class II Stockholder, hereby agrees to be bound by the provisions of this Agreement.




                                     /s/ Christine M Lum
                                 -----------------------------------
                                 Name Christine M Lum
                                      ------------------------------

                     ACKNOWLEDGMENT AND AGREEMENT OF SPOUSE
                     --------------------------------------


     The undersigned, being the spouse of a Class II Stockholder, hereby agrees to be bound by the provisions of this Agreement.


                                        /s/ Vickie Vasquez
                                        -----------------------------------
                                        Name  VICKIE VASQUEZ
                                            -------------------------------

                     ACKNOWLEDGMENT AND AGREEMENT OF SPOUSE
                     --------------------------------------


     The undersigned, being the spouse of a Class II Stockholder, hereby agrees to be bound by the provisions of this Agreement.


                                        /s/ Sandra Murphy
                                        -----------------------------------
                                        Name  SANDRA MURPHY
                                            -------------------------------

                     ACKNOWLEDGMENT AND AGREEMENT OF SPOUSE
                     --------------------------------------


     The undersigned, being the spouse of a Class II Stockholder, hereby agrees to be bound by the provisions of this Agreement.


                                        /s/ Steve Knight
                                        -----------------------------------
                                        Name  Steve Knight
                                            -------------------------------

                     ACKNOWLEDGMENT AND AGREEMENT OF SPOUSE
                     --------------------------------------


     The undersigned, being the spouse of a Class II Stockholder, hereby agrees to be bound by the provisions of this Agreement.


                                        /s/ Katherine Farr Olsen
                                        -----------------------------------
                                        Name  Katherine Farr Olsen
                                            -------------------------------

                     ACKNOWLEDGMENT AND AGREEMENT OF SPOUSE
                     --------------------------------------


     The undersigned, being the spouse of a Class II Stockholder, hereby agrees to be bound by the provisions of this Agreement.


                                        /s/ Adelle W. Hertinson
                                        -----------------------------------
                                        Name  ADELLE W. HERTINSON
                                            -------------------------------

                     ACKNOWLEDGMENT AND AGREEMENT OF SPOUSE
                     --------------------------------------


     The undersigned, being the spouse of a Class II Stockholder, hereby agrees to be bound by the provisions of this Agreement.


                                        /s/ Susan K. Grice
                                        -----------------------------------
                                        Name  Susan K. Grice
                                            -------------------------------

                     ACKNOWLEDGMENT AND AGREEMENT OF SPOUSE
                     --------------------------------------


     The undersigned, being the spouse of a Class II Stockholder, hereby agrees to be bound by the provisions of this Agreement.


                                        /s/ Linda C. Sch????
                                        -----------------------------------
                                        Name  Linda C. Sch???
                                            -------------------------------

                                    ANNEX A

                                 COMMON STOCK
                                 ------------

                               CAPITAL STRUCTURE
                               -----------------

                                                     Fully
                                                    Diluted
                                                     Common
                                                     Shares
                                                  ------------
Michael J. Fourticq                                  160,539

Brian McDermott                                      166,552

Richard H. Hillman                                    22,414

Greg Fourticq                                         10,000
                                                  ------------

      Total Stock Remaining Outstanding              359,505

Michael J. Fourticq                                    4,976

Robert Olsen                                          52,761

Other Management                                      25,862
                                                  ------------
      Total Options                                   83,599

Robert Olsen--Cash                                    16,966

Cynthia Watts--Cash                                    2,000

Green Equity Investors II, L.P.                    1,055,172

Occidental Warrants                                  316,092

Management Incentive Stock Options                   273,946

          Total                                    2,107,280
                                                  ============

                                    ANNEX B

                            TERMS OF NQ OPTION PLAN
                            -----------------------

Number of Shares.......  83,599 total. The number of shares covered by each individual grant will be the quotient of (i) the
                         product of (x) the number of shares subject to the
                         corresponding canceled option multiplied by (y) the
                         difference between $14.50 and such canceled option's
                         exercise price, divided by (ii) $9.50. In the case of
                         Messrs. Fourticq and Olsen, the foregoing formula
                         results in the issuance of options for a maximum of
                         4,976 and 52,761 shares, respectively, with the balance
                         to be allocated to management as heretofore agreed.

Exercise Price.........  $5.00

Type of Options........  Non-Qualified, ten-year options

Termination
of Employment..........  A portion of options and shares are subject to repurchase upon termination of employment prior to the
                         second anniversary of the Closing Date as set forth in
                         the Agreement, all other NQ Options remain exercisable
                         notwithstanding employment status of optionee

Adjustment.............  The number of shares subject to NQ Options, and the exercise price, will be proportionately adjusted for
                         each subdivision and combination of Company common
                         stock.

Acceleration...........  NQ Options will accelerate and may be cashed out upon the occurrence of a Change of Control. In a cash-out
                         situation, Class I Optionholders will be treated as
                         Class I Stockholders and Class II Optionholders will be
                         treated as Class II Stockholders.

                                    ANNEX C

                     TERMS OF INCENTIVE STOCK OPTION PLAN
                     ------------------------------------

Number of Shares.......  273,946

Exercise Price.........  Fair Market Value (opening equity price)

Type of Options........  Incentive, ten-year options

Vesting................  One-third (1/3) on the first, second and third anniversaries of the Closing Date, except in respect of
                         performance portion

Performance Portion....  Options equivalent to 71,647 of the fully-diluted
                         Common Stock outstanding on the Closing Date vest upon
                         achievement (assuming continued employment) of
                         performance targets as follows:

                         EBITDA for Year Ended:      Number of Stores Opened by:
                         ---------------------       --------------------------

                         $18 M..............  1997   30...........March 31, 1998

                         $22M ..............  1998   30...........March 31, 1999

                         $26M ..............  1999   30...........March 31, 2000

                         Note: Vesting also occurs if the store opening target
                         ----
                         is met in each prior year and the Company achieves 95%
                         of a year's EBITDA target and the sum of that year and
                         the following year's EBITDA equals 100% of the combined
                         targets. EBITDA means the Consolidated Net Income of
                         the Company (i) plus (minus) any extraordinary or
                         nonrecurring gain (loss); (ii) plus (minus) any gain
                         (loss) due solely to fluctuations in currency values;
                         (iii) plus provision for taxes; (iv) plus consolidated
                         interest expense, whether paid or accrued and whether
                         or not capitalized (and including any amortization of
                         deferred financing costs); (v) plus any noncash charges
                         for such period (including LIFO charges); (vi) plus
                         depreciation, amortization (including amortization of
                         goodwill and other intangibles but excluding
                         amortization of prepaid cash expenses that were paid in
                         a prior period) and other noncash charges.

Termination of
Employment.............  Vested options may be exercised for 90 days post-
                         termination; unvested options are forfeited and become
                         eligible for future grant at Fair Market Value

Adjustment.............  The number of shares subject to Options, and the exercise price, will be proportionately adjusted for
                         each subdivision and combination of Company common
                         stock

Acceleration...........  ISO Options will accelerate and may be cashed out upon the occurrence of a Charge of Control. In a cash-out
                         situation, Class I Optionholders will be treated as
                         Class I Stockholders and Class II Optionholders will be
                         treated as Class II Stockholders.

                                      C-2